Exhibit 32

Chief Executive and Financial Officer Certification
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

CERTIFICATION PURSUANT TO
18 U.S.C., SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350 (as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002), I, the undersigned Chief Executive and Chief Financial Officer of Mortgage Assistance Center Corporation, (the "Company"), during the period covered by this report, hereby certify that, to the best of my knowledge, the Quarterly Report on Form 10-QSB of the Company for the period ended June 30, 2006 (the "Report") fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company. A signed original of this written statement required by Section 906 has been provided to the registrant and will be retained by it and furnished to the Securities and Exchange Commission or its staff upon request.


November 14, 2006                         MORTGAGE ASSISTANCE CENTER CORPORATION


                                           /s/ Dale Hensel
                                          --------------------------------------
                                          By: Dale Hensel
                                          Title: President, CEO, CFO
                                          (Principal Executive Officer and
                                          Principal Financial Officer)